SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                          Date of Report March 4, 2002
                          ----------------------------
                        (Date of earliest event reported)

                          Commission File No. 33-95538
                             -----------------------

                         SALTON SEA FUNDING CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                   47-0790493
                                   ----------

                                        (IRS Employer
                                     Identification No.)
                                       (State or other
                                       jurisdiction of
(Exact name of Registrants             incorporation or       (I.R.S. Employer
as specified in their charters)         organization)        Identification No.)
-------------------------------     ---------------------    -------------------

Salton Sea Brine Processing L.P.         California             33-0601721
Salton Sea Power Generation L.P.         California             33-0567411
Fish Lake Power LLC                      Delaware               33-0453364
Vulcan Power Company                     Nevada                 95-3992087
CalEnergy Operating Corporation          Delaware               33-0268085
Salton Sea Royalty LLC                   Delaware               47-0790492
VPC Geothermal LLC                       Delaware               91-1244270
San Felipe Energy Company                California             33-0315787
Conejo Energy Company                    California             33-0268500
Niguel Energy Company                    California             33-0268502
Vulcan/BN Geothermal Power Company       Nevada                 33-3992087
Leathers, L.P.                           California             33-0305342
Del Ranch, L.P.                          California             33-0278290
Elmore, L.P.                             California             33-0278294
Salton Sea Power LLC                     Delaware               47-0810713
CalEnergy Minerals LLC                   Delaware               47-0810718
CE Turbo LLC                             Delaware               47-0812159
CE Salton Sea Inc.                       Delaware               47-0810711
Salton Sea Minerals Corp.                Delaware               47-0811261

                302 S. 36th Street, Suite 400-A, Omaha, NE 68131
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                  (Address of principal executive offices and
                   Zip Code of Salton Sea Funding Corporation)

               Salton Sea Funding Corporation's Telephone Number,
                      including area code: (402) 341-4500
                               -------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Salton Sea Funding Corporation reports today on behalf of itself and the Registrants that on March 1, 2002 the Registrants received back payments from Southern California Edison Company for power the Registrants produced during California's energy crisis last year. A copy of the press release announcing the back payments is included as Exhibit 1 to this report.

         Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated March 1, 2002

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SALTON SEA FUNDING CORPORATION


Date:  March 4, 2002                            By:    /s/  Paul J. Leighton
                                                  ------------------------------
                                                            Paul J. Leighton
                                                            Secretary